ZTIFI P-1


                        SUPPLEMENT DATED NOVEMBER 1, 2007
                      TO THE PROSPECTUS DATED MAY 1, 2007
                                       OF
                       TEMPLETON INSTITUTIONAL FUNDS, INC.
            (Foreign Equity Series - Primary Shares & Service Shares,
           Emerging Markets Series, Foreign Smaller Companies Series)

The first three paragraphs, including the portfolio manager line-up, under the "Management" section on page 41 are replaced with the following:

Management

Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida 33394, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $645 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

HARLAN HODES Portfolio Manager of Investment Counsel
Mr. Hodes has been a manager of the Fund since October 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund'fs investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2001.

The following individual has secondary portfolio management responsibilities:


CINDY L. SWEETING CFA(R)1 Executive Vice President/-Director of Research of Investment Counsel
Ms. Sweeting has been a manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

                Please keep this supplement for future reference.